UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 _____________ FORM 8-K CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2007

                                         Genesis HealthCare Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania 000-50351 20-0023783
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

101 East State Street Kennett Square, PA 19348
(Address of Principal Executive Offices)	(Zip Code)

                          Registrant’s telephone number, including area code:        (610) 444-6350

                                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 1.01.       Entry Into a Material Definitive Agreement.

     On January 25, 2007, Genesis HealthCare Corporation, a Pennsylvania corporation (“Genesis” or the “Company”), FC-GEN Acquisition, Inc., a Delaware corporation (“FC-GEN”) and GEN Acquisition Corp., a Pennsylvania corporation and wholly owned subsidiary of FC-GEN, executed Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated January 15, 2007, between the Company and FC-GEN. The Amendment adds GEN Acquisition Corp. as a constituent party to the Merger Agreement, among other things.

     The foregoing description is qualified in its entirety by reference to the full text of the Merger Agreement and the Amendment, which are attached to this Report as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

ADDITIONAL INFORMATION AND WHERE TO FIND IT:

     In connection with the proposed merger and required shareholder approval, Genesis will file a proxy statement with the SEC. Investors are urged to read the proxy statement when it becomes available because it will contain important information about the proposed merger. Investors may obtain a free copy of the proxy statement (when it becomes available) and other documents filed by Genesis with the SEC at the SEC website at http://www.sec.gov. The proxy statement (when it becomes available) and other documents filed with the SEC also may be obtained for free from Genesis by directing such request to Genesis HealthCare Corporation, Investor Relations, 101 East State Street, Kennett Square, PA 19348; telephone: 610-925-2000.

     Genesis and its directors, executive officers and certain other members of management and employees may be deemed participants in the solicitation of proxies from Genesis shareholders in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies from Genesis shareholders is set forth in Genesis’ proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and will be set forth in the proxy statement for Genesis’ 2007 Annual Meeting of Shareholders and the proxy statement relating to the merger when these are filed with the SEC. Investors should read these documents carefully before making any voting or investment decisions.

Item 9.01       Financial Statements and Exhibits.

                       (d) Exhibits.

                       See the Index of Exhibits attached to this Form 8-K, which is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS HEALTHCARE CORPORATION

By:	/s/ James V. McKeon
Name: James V. McKeon
Title: Chief Financial Officer

Date: January 29, 2007

INDEX OF EXHIBITS

Number	Exhibit

2.1	The Agreement and Plan of Merger, dated as of January 15, 2007, by and among
FC-GEN Acquisition, Inc. and Genesis HealthCare Corporation (incorporated by reference to Exhibit 2.1 of the Form 8-K filed by the Company on January 18,
2007).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of January 25,
2007, by and among FC-GEN Acquisition, Inc., GEN Acquisition Corp. and
Genesis HealthCare Corporation.